UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Annual report
9|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various U.S. government bonds (called Treasuries). Treasuries have traditionally been considered a relatively safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government's ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund's manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

STOCKS S&P 500 Index
MORTGAGE-BACKED SECURITIES Barclays GNMA Index
TREASURY SECURITIES Barclays Intermediate Treasury Bond Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'85
'90
'95
'00
'05
'10
'14

1985–2014 (periods ended December 31)

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds. The Barclays Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between one and ten years.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 American Government Income Fund

American Government Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	American Government Income Fund

Interview with your fund’s portfolio manager

Mike, what was the bond market environment like during the 12-month reporting period ended September 30, 2015?

Interest rates were volatile during the reporting period, but ended lower than where they started, driven in part by periods of strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.44%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.04%.

The early-period rate volatility was not surprising, given that the Federal Reserve [Fed] had just ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January 2015. Market volatility was further fueled at various points during the period by unsteady commodity prices, uncertainty about the timing of a Fed rate increase, and concern about weak economic data overseas.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece. The bailout marked the end of six months of turbulent negotiations between the country

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

American Government Income Fund	5

and its creditors, other eurozone countries, and the International Monetary Fund.

We saw a broad retreat from risk assets during the final three months of the period, resulting from concerns about the pace of growth in China and elsewhere overseas. China surprised the financial markets with its mid-August decision to weaken the yuan. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a sell-off in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth.

Within what turned out to be a relatively risk-averse environment overall, U.S. government bonds generated the best returns while high-yield bonds, emerging-market debt, and other areas of the global markets carrying greater risk fared the worst.

The fund lagged both its benchmark and the average return of its Lipper peer group. What factors hampered its relative performance?

Our interest-rate and yield-curve positioning was the primary detractor versus the benchmark. The fund was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was shorter than that of the benchmark. Additionally, we positioned the portfolio to benefit from a steeper Treasury yield curve. Unfortunately, because rates generally moved lower during the period and the yield curve became flatter, this strategy worked against the fund’s relative performance.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], modestly detracted from relative performance. In January, the Obama administration announced that the Federal Housing Administration would reduce the

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

6	American Government Income Fund

annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. Furthermore, this announcement came as Treasury yields were sharply declining, compounding the negatives for IO CMOs.

IO CMOs rebounded as interest rates rose in May and June, then traded lower again during the final three months of the reporting period. Even though mortgage refinancing activity remained subdued, IO CMO yield spreads are sensitive to interest-rate movements, and lower rates across the yield curve caused them to underperform during the latter months of the period. IO CMOs were also hurt by an overall flight from risk by investors.

Which strategies helped performance versus the benchmark?

Various tactical trades that were designed to benefit from the difference between current mortgage rates and Treasury yields aided the fund’s relative performance.

What is your current view of the housing market?

Sales of newly built homes reached their highest level since 2008 in August, indicating that demand for housing has been strengthening as we head into fall. According to the Commerce Department, sales of new, single-family homes rose by nearly 6% to a seasonally adjusted annual rate of 552,000. The latest figures mark a new post-recession high, and, in our view, provide evidence that low interest rates and stronger job creation are supporting demand for new housing.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

American Government Income Fund	7

New-home construction — which includes single- and multi-family units — fell 3% in August from a month earlier, to a seasonally adjusted annual rate of 1.1 million units. However, new applications for building permits for single-family homes, a bellwether for forthcoming construction, rose to 699,000, the highest since January 2008, suggesting that new residential construction may begin to trend higher.

Overall, we think trends in the housing market are encouraging. In our view, these data indicate that the formation of new housing units may be accelerating toward what we consider to be a more normal annual rate of between 1.2 million and 1.5 million units. And while most of the new households being formed are renters, we believe there is still enough positive momentum in the housing market for us to realize value from our investment activities in the mortgage market.

The fund trimmed its per-share dividend during the period. What factors led to that decision?

In June 2015, we shaved the fund’s dividend per class A share from $0.021 to $0.020. This slight reduction became necessary due to lower available yields across the fixed-income market sectors in which the fund can invest. Similar reductions were made to other share classes.

How did you use derivatives during the period?

We used interest-rate swaps and U.S. Treasury futures to hedge the risks inherent in the fund’s duration and yield-curve positioning. We also employed interest-rate swaps to isolate the prepayment risk associated with our CMO and mortgage pass-through holdings, and to help manage overall downside risk. Additionally, swaptions were used to hedge duration and convexity, isolate prepayment risk, and manage downside risks. In an effort to hedge sector exposure and

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	American Government Income Fund

gain exposure to specific sectors, total return swaps were used.

What is your outlook for the months ahead, and how will it affect the fund’s positioning?

The recent and significant sell-offs in asset markets around the world have raised concern that global growth is weakening. While market deterioration is unsettling, we don’t believe the recent downturns portend a slowdown in U.S. growth.

In our view, the U.S. economy has been returning to a more normal expansion following years of positive but tepid growth. The nation’s gross domestic product, the broadest measure of economic output, grew at a 3.9% seasonally adjusted annual rate in the second quarter, after a paltry 0.6% pace in the first quarter. By the end of the period, unemployment had reached its lowest level since early 2008. And recent data indicate that consumer spending, a major growth driver, has been improving.

Given what we see as a normalizing growth backdrop in the United States, we think policy interest rates are too low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

As for fund positioning, in light of our expectations for stronger growth and higher U.S. interest rates, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration below that of the benchmark. We have continued to find prepayment risk attractive, given the prospect of higher interest rates, and will continue to seek opportunities in IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

American Government Income Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

IN THE NEWS

Emerging and developing economies —which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook , trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10	American Government Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.07%	5.93%	5.82%	5.82%	5.28%	5.28%	5.77%	5.65%	5.81%	6.19%	6.21%	6.19%

10 years	58.62	52.27	49.35	49.35	47.14	47.14	54.61	49.59	54.71	62.71	63.28	62.74
Annual average	4.72	4.29	4.09	4.09	3.94	3.94	4.45	4.11	4.46	4.99	5.03	4.99

5 years	10.84	6.41	6.72	5.01	6.69	6.69	9.43	5.88	9.37	12.18	12.57	12.19
Annual average	2.08	1.25	1.31	0.98	1.30	1.30	1.82	1.15	1.81	2.32	2.40	2.33

3 years	2.68	–1.43	0.42	–2.46	0.38	0.38	1.94	–1.37	1.86	3.50	3.84	3.51
Annual average	0.89	–0.48	0.14	–0.83	0.13	0.13	0.64	–0.46	0.62	1.15	1.26	1.16

1 year	0.18	–3.83	–0.67	–5.53	–0.66	–1.64	–0.20	–3.44	–0.20	0.33	0.55	0.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

American Government Income Fund	11

Comparative index returns For periods ended 9/30/15

		Lipper General
	Barclays Government	U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	6.95%	6.03%

10 years	51.89	43.67
Annual average	4.27	3.64

5 years	12.98	11.40
Annual average	2.47	2.15

3 years	3.95	2.14
Annual average	1.30	0.70

1 year	3.68	2.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 104, 101, 96, 77, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,935 and $14,714, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,959. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,471, $16,271, $16,328, and $16,274, respectively, and no contingent deferred sales charges would apply.

12	American Government Income Fund

Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.248		$0.182	$0.182	$0.224		$0.224	$0.272	$0.281	$0.272

Capital gains	—		—	—	—		—	—	—	—

Total	$0.248		$0.182	$0.182	$0.224		$0.224	$0.272	$0.281	$0.272

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/14	$9.08	$9.46	$9.01	$9.05	$9.16	$9.47	$9.10	$9.07	$9.06	$9.06

9/30/15	8.85	9.22	8.77	8.81	8.92	9.22	8.86	8.83	8.83	8.83

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	2.71%	2.60%	2.05%	2.04%	2.42%	2.34%	2.44%	2.99%	3.13%	2.99%

Current 30-day
SEC yield [2]	N/A	1.67	0.99	0.99	N/A	1.44	1.48	2.02	2.09	1.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/14	0.88%	1.63%	1.63%	1.13%	1.13%	0.61%	0.54%	0.63%

Annualized expense ratio for the
six-month period ended 9/30/15*	0.89%	1.64%	1.64%	1.14%	1.14%	0.61%	0.54%	0.64%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

American Government Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.43	$8.15	$8.14	$5.67	$5.67	$3.04	$2.69	$3.19

Ending value (after expenses)	$985.80	$982.10	$981.00	$983.60	$983.40	$986.00	$987.70	$987.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.51	$8.29	$8.29	$5.77	$5.77	$3.09	$2.74	$3.24

Ending value (after expenses)	$1,020.61	$1,016.85	$1,016.85	$1,019.35	$1,019.35	$1,022.01	$1,022.36	$1,021.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	American Government Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

American Government Income Fund	15

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	American Government Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

American Government Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18	American Government Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

American Government Income Fund	19

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

20	American Government Income Fund

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 109, 104 and 97 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

American Government Income Fund	21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	American Government Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

American Government Income Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2015

24	American Government Income Fund

The fund’s portfolio 9/30/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (94.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (15.1%)
Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029	$3	$3
5s, TBA, October 1, 2045	4,000,000	4,331,250
4.687s, June 20, 2045 ##	140,088	158,450
4.674s, April 20, 2065	1,598,104	1,805,023
4.667s, May 20, 2045 ##	1,930,348	2,180,162
4.656s, May 20, 2045	3,140,607	3,546,040
4.655s, May 20, 2045	1,883,023	2,128,171
4.654s, June 20, 2045	1,371,048	1,549,885
4.634s, June 20, 2045	1,372,540	1,549,248
4.598s, May 20, 2045	3,139,185	3,535,633
4.554s, May 20, 2045	696,871	784,193
4.524s, June 20, 2065 ##	316,372	354,865
4.516s, June 20, 2045 ##	295,037	330,789
4 1/2s, with due dates from December 20, 2040 to August 20, 2045	8,040,836	8,769,138
4.491s, August 20, 2045	1,125,000	1,266,648
4.468s, May 20, 2065 ##	602,620	672,945
4.413s, June 20, 2065 ##	147,076	164,151
4s, with due dates from July 20, 2044 to August 20, 2045	8,991,928	9,677,778
3 1/2s, with due dates from January 20, 2045 to August 20, 2045	25,170,980	26,422,840
3 1/2s, TBA, October 1, 2045	3,000,000	3,142,500
3s, TBA, October 1, 2045	6,000,000	6,121,875

		78,491,587
U.S. Government Agency Mortgage Obligations (79.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	427,818	503,586
6s, September 1, 2021	5,058	5,505
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	98,362	104,619
4 1/2s, with due dates from January 1, 2037 to May 1, 2044	2,123,811	2,378,954
3 1/2s, with due dates from August 1, 2043 to March 1, 2045	12,243,603	12,818,734
3s, March 1, 2043	806,310	817,806

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	6,383	6,548
6s, January 1, 2038	1,442,609	1,646,027
6s, with due dates from July 1, 2016 to August 1, 2022	597,900	650,454
6s, TBA, October 1, 2045	4,000,000	4,520,000
5 1/2s, with due dates from February 1, 2035 to January 1, 2038	5,305,733	5,949,772
5 1/2s, with due dates from September 1, 2017 to February 1, 2021	171,018	182,660
5 1/2s, TBA, October 1, 2045	5,000,000	5,585,938
5s, March 1, 2021	10,643	11,331
4 1/2s, with due dates from March 1, 2039 to February 1, 2044	929,957	1,033,154
4 1/2s, TBA, November 1, 2045	20,000,000	21,656,250
4 1/2s, TBA, October 1, 2045	20,000,000	21,681,250
4s, with due dates from July 1, 2042 to February 1, 2045	32,176,125	34,637,150
4s, with due dates from May 1, 2019 to September 1, 2020	47,148	49,376
3 1/2s, with due dates from March 1, 2043 to October 1, 2045 ##	12,564,728	13,149,381

American Government Income Fund	25

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (94.7%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, November 1, 2045	$7,000,000	$7,275,625
3 1/2s, TBA, October 1, 2045	32,000,000	33,375,002
3s, with due dates from December 1, 2042 to May 1, 2045	48,259,380	49,025,362
3s, TBA, November 1, 2045	97,000,000	97,924,531
3s, TBA, October 1, 2045	97,000,000	98,288,276

		413,277,291

Total U.S. government and agency mortgage obligations (cost $490,604,976)		$491,768,878

U.S. TREASURY OBLIGATIONS (28.6%)*	Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023	$12,085,000	$16,582,886
6 1/4s, August 15, 2023	17,682,000	23,391,698
4 1/2s, August 15, 2039 ∆ §	42,774,000	55,828,124

U.S. Treasury Notes 0 5/8s, May 31, 2017 ∆	52,927,000	52,967,055

Total U.S. treasury obligations (cost $140,528,406)		$148,769,763

MORTGAGE-BACKED SECURITIES (23.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.774s, 2032	$62,603	$89,947
IFB Ser. 3408, Class EK, 24.962s, 2037	328,218	516,457
IFB Ser. 2976, Class LC, 23.663s, 2035	111,339	175,621
IFB Ser. 2979, Class AS, 23.516s, 2034	34,278	38,947
IFB Ser. 3072, Class SM, 23.039s, 2035	320,946	482,674
IFB Ser. 3072, Class SB, 22.893s, 2035	261,423	391,690
IFB Ser. 3249, Class PS, 21.593s, 2036	151,413	222,990
IFB Ser. 3065, Class DC, 19.24s, 2035	1,839,409	2,737,722
IFB Ser. 2990, Class LB, 16.418s, 2034	414,454	558,555
IFB Ser. 3232, Class KS, IO, 6.093s, 2036	1,665,621	256,610
IFB Ser. 4136, Class ES, IO, 6.043s, 2042	3,665,355	690,333
IFB Ser. 315, Class S1, IO, 5.713s, 2043	4,001,643	1,042,248
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,449,832	663,748
Ser. 4018, Class DI, IO, 4 1/2s, 2041	4,959,663	764,383
Ser. 4329, Class MI, IO, 4 1/2s, 2026	5,563,490	664,169
Ser. 4116, Class MI, IO, 4s, 2042	7,645,256	1,452,828
Ser. 4019, Class JI, IO, 4s, 2041	5,872,439	899,070
Ser. 3996, Class IK, IO, 4s, 2039	6,378,882	818,685
Ser. 4165, Class AI, IO, 3 1/2s, 2043	3,236,930	527,361
Ser. 303, Class C19, IO, 3 1/2s, 2043	2,907,934	571,647
Ser. 4150, IO, 3 1/2s, 2043	3,724,402	752,270
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	7,201,857	1,022,194
Ser. 4122, Class AI, IO, 3 1/2s, 2042	4,926,280	656,644
Ser. 4199, Class CI, IO, 3 1/2s, 2037	4,976,285	545,401
Ser. 304, IO, 3 1/2s, 2027	6,232,704	688,215
Ser. 304, Class C37, IO, 3 1/2s, 2027	4,616,624	496,933

26	American Government Income Fund

MORTGAGE-BACKED SECURITIES (23.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
FRB Ser. T-57, Class 2A1, 3.266s, 2043	$1,129	$1,103
Ser. 4150, Class DI, IO, 3s, 2043	5,712,849	737,315
Ser. 4141, Class PI, IO, 3s, 2042	4,701,113	571,937
Ser. 4158, Class TI, IO, 3s, 2042	10,932,003	1,379,291
Ser. 4165, Class TI, IO, 3s, 2042	12,118,780	1,457,889
Ser. 4171, Class NI, IO, 3s, 2042	8,262,670	943,680
Ser. 4183, Class MI, IO, 3s, 2042	3,849,406	457,309
Ser. 4201, Class JI, IO, 3s, 2041	7,693,313	875,745
Ser. 4215, Class EI, IO, 3s, 2032	5,596,573	675,663
Ser. 3939, Class EI, IO, 3s, 2026	5,979,803	491,673
Ser. 315, PO, zero %, 2043	12,882,722	10,126,983
Ser. 3835, Class FO, PO, zero %, 2041	7,626,022	6,713,416
Ser. 3391, PO, zero %, 2037	85,618	78,095
Ser. 3300, PO, zero %, 2037	51,426	45,079
Ser. 3210, PO, zero %, 2036	19,419	18,523
Ser. 3326, Class WF, zero %, 2035	14,577	12,026
FRB Ser. 3117, Class AF, zero %, 2036	7,853	6,314
FRB Ser. 3036, Class AS, zero %, 2035	3,209	2,980

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.737s, 2036	252,998	495,304
IFB Ser. 05-74, Class NK, 26.531s, 2035	91,657	150,470
IFB Ser. 06-8, Class HP, 23.856s, 2036	288,945	458,152
IFB Ser. 05-45, Class DA, 23.709s, 2035	510,556	784,508
IFB Ser. 07-53, Class SP, 23.489s, 2037	369,725	579,483
IFB Ser. 08-24, Class SP, 22.572s, 2038	2,178,062	3,200,250
IFB Ser. 05-122, Class SE, 22.421s, 2035	477,940	707,575
IFB Ser. 05-75, Class GS, 19.668s, 2035	307,993	428,564
IFB Ser. 05-106, Class JC, 19.523s, 2035	478,308	737,746
IFB Ser. 05-83, Class QP, 16.89s, 2034	133,500	176,425
IFB Ser. 11-4, Class CS, 12.512s, 2040	1,125,022	1,352,717
IFB Ser. 13-103, Class SK, IO, 5.726s, 2043	2,314,178	596,976
Ser. 409, Class 82, IO, 4 1/2s, 2040	2,975,355	555,844
Ser. 418, Class C24, IO, 4s, 2043	3,460,634	711,701
Ser. 12-118, Class PI, IO, 4s, 2042	4,256,024	786,692
Ser. 12-96, Class PI, IO, 4s, 2041	3,291,854	516,657
Ser. 12-62, Class MI, IO, 4s, 2041	3,478,918	505,880
Ser. 409, Class C16, IO, 4s, 2040	5,453,897	976,482
Ser. 12-104, Class HI, IO, 4s, 2027	6,622,430	872,508
FRB Ser. 03-W14, Class 2A, 3.569s, 2043	1,101	1,101
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	6,523,010	969,841
Ser. 418, Class C15, IO, 3 1/2s, 2043	7,620,027	1,520,880
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	2,551,686	349,964
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	5,548,595	947,972
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	6,915,330	1,070,770
Ser. 417, Class C19, IO, 3 1/2s, 2033	4,528,287	669,553
FRB Ser. 03-W11, Class A1, 3.471s, 2033	45	47
FRB Ser. 03-W3, Class 1A4, 3.415s, 2042	1,932	1,893

American Government Income Fund	27

MORTGAGE-BACKED SECURITIES (23.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
FRB Ser. 04-W7, Class A2, 3.374s, 2034	$527	$542
Ser. 13-55, Class IK, IO, 3s, 2043	4,035,909	547,754
Ser. 13-6, Class JI, IO, 3s, 2043	10,419,747	1,222,692
Ser. 12-151, Class PI, IO, 3s, 2043	3,585,819	460,061
Ser. 13-8, Class NI, IO, 3s, 2042	5,451,932	662,504
Ser. 12-145, Class TI, IO, 3s, 2042	4,360,669	419,932
Ser. 13-35, Class IP, IO, 3s, 2042	3,172,803	335,747
Ser. 13-55, Class PI, IO, 3s, 2042	7,270,786	775,139
Ser. 13-53, Class JI, IO, 3s, 2041	5,000,346	591,141
Ser. 13-23, Class PI, IO, 3s, 2041	4,751,811	409,274
Ser. 13-30, Class IP, IO, 3s, 2041	6,825,086	624,427
Ser. 13-23, Class LI, IO, 3s, 2041	4,313,029	388,129
Ser. 14-28, Class AI, IO, 3s, 2040	5,118,933	610,473
FRB Ser. 04-W2, Class 4A, 2.746s, 2044	875	908
FRB Ser. 07-95, Class A3, 0.444s, 2036	11,444,382	10,986,607
FRB Ser. 01-50, Class B1, IO, 0.399s, 2041	6,515,472	77,371
Ser. 01-79, Class BI, IO, 0.304s, 2045	1,336,654	13,367
Ser. 08-53, Class DO, PO, zero %, 2038	234,050	213,800
Ser. 07-64, Class LO, PO, zero %, 2037	61,095	56,748
Ser. 07-44, Class CO, PO, zero %, 2037	107,347	97,845
Ser. 08-36, Class OV, PO, zero %, 2036	37,638	35,271
FRB Ser. 88-12, Class B, zero %, 2018	1,631	1,595

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.496s, 2036	4,332,782	599,830
IFB Ser. 11-70, Class SN, IO, 5.691s, 2041	1,231,318	221,674
Ser. 14-133, Class IP, IO, 5s, 2044	3,725,152	791,110
Ser. 13-51, Class QI, IO, 5s, 2043	5,011,041	968,885
Ser. 13-3, Class IT, IO, 5s, 2043	2,949,320	559,666
Ser. 13-6, Class OI, IO, 5s, 2043	1,348,404	275,533
Ser. 13-16, Class IB, IO, 5s, 2040	1,966,428	109,820
Ser. 10-35, Class UI, IO, 5s, 2040	5,432,618	1,035,088
Ser. 10-9, Class UI, IO, 5s, 2040	10,010,845	1,898,587
Ser. 09-121, Class UI, IO, 5s, 2039	5,305,122	1,045,215
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	729,380	130,639
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	3,413,759	611,677
Ser. 12-129, IO, 4 1/2s, 2042	5,141,274	1,174,164
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	3,316,366	451,225
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	8,511,847	1,498,170
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,702,647	462,131
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,845,364	314,275
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	4,518,548	1,093,940
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	2,516,413	94,642
Ser. 15-94, IO, 4s, 2045	1,137,958	303,061
Ser. 15-53, Class MI, IO, 4s, 2045	3,973,390	916,633
Ser. 15-40, IO, 4s, 2045	3,178,042	769,626
Ser. 13-165, Class IL, IO, 4s, 2043	2,134,502	366,579
Ser. 12-56, Class IB, IO, 4s, 2042	6,484,012	1,112,893

28	American Government Income Fund

MORTGAGE-BACKED SECURITIES (23.9%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-47, Class CI, IO, 4s, 2042		$2,844,412	$480,197
Ser. 14-104, IO, 4s, 2042		6,069,880	1,073,155
Ser. 14-4, Class IK, IO, 4s, 2039		3,829,419	495,527
Ser. 11-71, Class IK, IO, 4s, 2039		4,263,951	516,220
Ser. 10-114, Class MI, IO, 4s, 2039		6,778,537	717,440
Ser. 14-182, Class BI, IO, 4s, 2039		3,780,425	604,868
Ser. 10-116, Class QI, IO, 4s, 2034		901,762	15,781
Ser. 15-138, Class AI, IO, 3 1/2s, 2045		1,714,000	235,144
Ser. 13-79, Class PI, IO, 3 1/2s, 2043		6,028,410	833,850
Ser. 13-37, Class JI, IO, 3 1/2s, 2043		3,711,143	486,865
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		3,544,156	485,266
Ser. 12-136, IO, 3 1/2s, 2042		6,082,922	1,349,496
Ser. 14-46, Class JI, IO, 3 1/2s, 2041		3,063,768	436,158
Ser. 13-18, Class GI, IO, 3 1/2s, 2041		3,976,511	524,502
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		2,829,434	226,459
Ser. 14-102, Class IG, IO, 3 1/2s, 2041		3,025,685	445,532
Ser. 15-52, Class KI, IO, 3 1/2s, 2040		7,704,655	1,139,750
Ser. 12-48, Class KI, IO, 3 1/2s, 2039		3,624,575	392,215
Ser. 14-147, Class MI, IO, 3 1/2s, 2039		12,899,961	861,201
Ser. 15-99, Class TI, IO, 3 1/2s, 2039		9,283,419	1,229,496
Ser. 15-24, Class AI, IO, 3 1/2s, 2037		7,349,960	1,082,208
Ser. 14-160, Class IB, IO, 3s, 2040		7,879,172	808,403
Ser. 14-141, Class CI, IO, 3s, 2040		4,953,437	530,880
Ser. 14-44, Class IC, IO, 3s, 2028		6,139,293	613,395
Ser. 15-H20, Class CI, IO, 2.251s, 2065		15,197,734	1,856,973
FRB Ser. 15-H16, Class XI, IO, 2.228s, 2065		4,889,500	611,188
Ser. 15-H22, Class AI, IO, 2.15s, 2045		17,794,000	2,096,133
Ser. BOA-H72, Class HI, IO, 2.015s, 2045 ##		10,517,000	917,082
Ser. 15-H10, Class HI, IO, 2.005s, 2065		14,557,187	1,753,704
Ser. 15-H23, Class TI, IO, 1.869s, 2065 F		9,529,000	1,205,532
FRB Ser. 11-H07, Class FI, IO, 1.231s, 2061		35,305,311	1,842,584
Ser. 10-158, Class OP, PO, zero %, 2040		300,000	245,952
Ser. 10-151, Class KO, PO, zero %, 2037		401,710	363,717
Ser. 06-36, Class OD, PO, zero %, 2036		4,931	4,268

			124,265,849

Total mortgage-backed securities (cost $127,399,993)			$124,265,849

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$175,335,000	$7,013

Barclays Bank PLC
2.055/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.055	36,370,800	322,609

American Government Income Fund	29

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

Citibank, N.A.
2.12/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.12	$36,370,800	$465,910

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	66,054,500	23,780

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	8,741,100	554,186

2.07125/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.07125	54,556,200	519,921

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	8,741,100	323,718

(2.42875)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.42875	54,556,200	11,457

Goldman Sachs International
2.155/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.155	72,741,600	984,921

2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	72,741,600	904,906

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	164,133,800	451,368

1.992/3 month USD-LIBOR-BBA/Oct-25	Oct-15/1.992	72,741,600	437,177

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	11,904,425	236,541

(2.234)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.234	72,741,600	122,933

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	72,741,600	70,559

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	66,054,500	18,495

(2.49)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.49	72,741,600	73

JPMorgan Chase Bank N.A.
2.0775/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.0775	72,741,600	731,781

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	87,151,800	328,561

Total purchased swap options outstanding (cost $6,765,206)			$6,515,909

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$18,000,000	$150,948

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	18,000,000	139,986

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	18,000,000	125,280

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	18,000,000	113,544

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/101.25	18,000,000	118,530

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/101.13	18,000,000	107,154

Total purchased options outstanding (cost $1,473,750)			$755,442

SHORT-TERM INVESTMENTS (11.6%)*	Principal amount/shares		Value

Federal Home Loan Banks unsec. discount notes 0.08%,
October 2, 2015		$10,000,000	$9,999,979

Federal Home Loan Banks unsec. discount notes 0.16%,
November 4, 2015		5,000,000	4,999,268

Federal Home Loan Banks unsec. discount notes 0.20%,
December 2, 2015		730,000	729,862

30	American Government Income Fund

SHORT-TERM INVESTMENTS (11.6%)* cont.	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% L	Shares	43,052,962	$43,052,962

U.S. Treasury Bills 0.02%, October 1, 2015		$230,000	230,000

U.S. Treasury Bills 0.03%, October 15, 2015 #		570,000	569,994

U.S. Treasury Bills 0.03%, October 22, 2015 #		160,000	159,997

U.S. Treasury Bills 0.03%, October 8, 2015 #		470,000	469,998

U.S. Treasury Bills 0.15%, January 14, 2016 #		9,000	9,000

U.S. Treasury Bills 0.16%, February 11, 2016 #		206,000	205,981

Total short-term investments (cost $60,426,828)			$60,427,041

TOTAL INVESTMENTS

Total investments (cost $827,199,159)			$832,502,882

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $519,317,321.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $366,492,243 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

American Government Income Fund	31

FUTURES CONTRACTS OUTSTANDING at 9/30/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	93	$14,632,969	Dec-15	$135,027

U.S. Treasury Bond Ultra
30 yr (Long)	21	$3,368,531	Dec-15	22,618

U.S. Treasury Note 2 yr (Long)	99	21,684,094	Dec-15	34,069

U.S. Treasury Note 5 yr (Long)	912	109,910,250	Dec-15	813,084

U.S. Treasury Note 10 yr (Short)	182	23,429,656	Dec-15	(89,643)

Total				$915,155

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/15 (premiums $7,858,906)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$175,335,000	$1,753

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	43,833,750	9,205

Barclays Bank PLC
(2.235)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.235	18,185,400	377,166

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	66,054,500	5,284

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	66,054,500	9,908

(2.31)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.31	18,185,400	491,552

Credit Suisse International
2.25/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	27,278,100	36,280

(2.25)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	27,278,100	596,026

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	8,741,100	890,639

Goldman Sachs International
2.3225/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	36,370,800	727

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	132,109,000	11,890

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	11,904,425	51,189

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	36,370,800	125,479

2.113/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	36,370,800	160,395

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	164,133,800	188,754

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	164,133,800	303,648

(2.113)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	36,370,800	441,178

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	36,370,800	936,548

(2.3225)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	36,370,800	1,036,568

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	87,151,800	169,946

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	87,151,800	243,154

(2.2625)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.2625	36,370,800	833,982

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,128,000	795,188

Total			$7,716,459

32	American Government Income Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/15 (premiums $1,445,625)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$18,000,000	$77,436

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	18,000,000	71,280

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	18,000,000	70,884

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	18,000,000	63,450

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	18,000,000	37,458

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	18,000,000	33,966

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	18,000,000	32,562

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	18,000,000	30,546

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.25	18,000,000	43,002

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.13	18,000,000	38,754

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.25	18,000,000	13,158

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.13	18,000,000	10,998

Total			$523,494

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/15

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$8,784,325	$(215,242)	$23,630

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	8,784,325	(223,201)	(9,311)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	17,510,800	(115,781)	(34,689)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	35,021,500	(246,026)	(83,736)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	8,784,325	(233,733)	(103,998)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	8,784,325	(245,961)	(131,475)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	38,475,300	254,899	198,456

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	38,475,300	245,961	181,257

American Government Income Fund	33

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/15 cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	$35,021,500	$107,236	$(22,064)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	70,043,000	224,138	(33,270)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	38,475,300	221,514	(121,197)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	38,475,300	219,309	(167,368)

Total			$(6,887)	$(303,765)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $193,354,375)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
October 1, 2045	$20,000,000	10/14/15	$21,681,250

Federal National Mortgage Association, 4s,
October 1, 2045	22,000,000	10/14/15	23,464,375

Federal National Mortgage Association, 3 1/2s,
October 1, 2045	32,000,000	10/14/15	33,375,002

Federal National Mortgage Association, 3s,
October 1, 2045	97,000,000	10/14/15	98,288,276

Government National Mortgage Association, 4 1/2s,
October 1, 2045	6,000,000	10/21/15	6,446,250

Government National Mortgage Association, 4s,
October 1, 2045	2,000,000	10/21/15	2,130,312

Government National Mortgage Association, 3 1/2s,
October 1, 2045	8,000,000	10/21/15	8,380,000

Total			$193,765,465

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$18,039,000	$(93,933)	9/30/25	3 month USD-	2.1575%	$153,073
			LIBOR-BBA

18,039,000	247,004	9/30/25	2.3975%	3 month USD-	(402,950)
				LIBOR-BBA

18,039,000	(158,873)	9/30/25	3 month USD-	2.2775%	289,616
			LIBOR-BBA

462,921,000 E	2,358,336	12/16/17	1.25%	3 month USD-	(1,194,120)
				LIBOR-BBA

22,235,000 E	(135,368)	12/16/25	3 month USD-	2.35%	450,413
			LIBOR-BBA

27,278,100	226,048	9/29/25	2.235%	3 month USD-	(346,084)
				LIBOR-BBA

34	American Government Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$9,092,700	$181,545	9/29/45	2.703%	3 month USD-	$(164,124)
				LIBOR-BBA

198,849,000 E	310,329	12/16/20	1.70%	3 month USD-	(1,814,175)
				LIBOR-BBA

16,589,000 E	39,152	12/16/45	3 month USD-	2.70%	571,262
			LIBOR-BBA

18,078,000	(238)	9/29/25	2.162%	3 month USD-	(256,566)
				LIBOR-BBA

9,462,000	(125)	9/30/25	2.07%	3 month USD-	(52,634)
				LIBOR-BBA

Total	$2,973,877				$(2,766,289)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,650,054	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$2,692
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,742,119	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(15,147)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,225,100	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,630)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,956,007	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,210
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,742,869	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,763
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,427,687	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,940)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,369,965	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,797
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,646,290	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,014
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

332,500	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,443
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

American Government Income Fund	35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$790,803	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,373
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

997,649	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,732
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

683,811	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,186)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,215,635	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,071)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,028,722	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,678
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,766,950	—	1/12/40	4.00% (1 month	Synthetic MBX Index	12,005
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

68,745	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(507)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

610,894	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,061
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,433,206	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,132)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

653,723	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,646
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

15,962,382	—	1/12/41	5.00% (1 month	Synthetic MBX Index	27,715
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,045,567	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,206)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

519,448	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,759)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

313,469	—	1/12/40	5.00% (1 month	Synthetic MBX Index	446
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,426,378	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,327
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,507,354	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,563
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

36	American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$78,921	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$112
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

256,051	—	1/12/40	5.00% (1 month	Synthetic MBX Index	365
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

185,554	—	1/12/40	5.00% (1 month	Synthetic MBX Index	264
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,156,793	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21,664)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,534,001	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(9,691)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,339,276	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,841)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

669,669	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(921)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

669,669	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(921)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,343,889	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,847)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,490,358	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,798)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,343,889	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,847)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,166,800	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8,611)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,683,164	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,688)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,293,951	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	16,634
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

883,605	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,091)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,045,203	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,815
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

American Government Income Fund	37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$5,011,052	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(11,856)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,362,342	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(9,649)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Citibank, N.A.
1,214,139	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,108
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

132,022	—	1/12/41	5.00% (1 month	Synthetic MBX Index	229
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
332,550	—	1/12/41	5.00% (1 month	Synthetic MBX Index	577
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,889,547	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	24,291
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,719,562	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(34,080)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,612,998	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(19,325)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

969,527	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(6,867)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

165,645	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,173)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International
1,754,821	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12,951)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,353,714	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,991)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,614,567	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(41,748)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,700,326	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12,549)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,094,660	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,846
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

38	American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,323,003	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(37,586)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,323,003	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(37,586)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,511,784	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,942)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

943,620	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,232)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

978,582	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(8,659)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

295,894	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,677)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,030,127	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(18,367)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,337,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,165)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,440,898	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,141)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,605,521	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,799)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

127,605	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(302)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

340,194	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(805)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

669,219	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,939)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,923,121	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(14,193)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,847,764	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(24,759)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,179,233	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(27,641)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

American Government Income Fund	39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,133,170	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(28,346)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,529,541	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(30,687)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,630,397	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,101)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,538,684	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	32,636
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
227,816	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,087)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,630,397	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,101)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,538,351	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	32,631
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$—				$(384,829)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$116,742,319	$7,523,530

Purchased options outstanding	—	755,442	—

Purchased swap options outstanding	—	6,515,909	—

U.S. government and agency mortgage obligations	—	491,768,878	—

U.S. treasury obligations	—	148,769,763	—

Short-term investments	43,052,962	17,374,079	—

Totals by level	$43,052,962	$781,926,390	$7,523,530

40	American Government Income Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$915,155	$—	$—

Written options outstanding	—	(523,494)	—

Written swap options outstanding	—	(7,716,459)	—

Forward premium swap option contracts	—	(303,765)	—

TBA sale commitments	—	(193,765,465)	—

Interest rate swap contracts	—	(5,740,166)	—

Total return swap contracts	—	(384,829)	—

Totals by level	$915,155	$(208,434,178)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-			into	out of	as of
in securities:	9/30/14	premiums	gain/(loss)	tion)#	Purchases	Sales	Level 3†	Level 3†	9/30/15

Mortgage-
backed
securities	$—	$(138,996)	$—	$103,484	$7,559,042	$—	$—	$—	$7,523,530

Totals:	$—	$(138,996)	$—	$103,484	$7,559,042	$—	$—	$—	$7,523,530

† Transfers, if any, during the reporting period are accounted for using the end of period market value.

# Includes $103,484 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund	41

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $784,146,197)	$789,449,920
Affiliated issuers (identified cost $43,052,962) (Note 5)	43,052,962

Cash	1

Interest and other receivables	3,077,613

Receivable for shares of the fund sold	615,100

Receivable for investments sold	3,479,119

Receivable for sales of delayed delivery securities (Note 1)	123,395,170

Receivable for variation margin (Note 1)	441,789

Unrealized appreciation on forward premium swap option contracts (Note 1)	403,343

Unrealized appreciation on OTC swap contracts (Note 1)	234,973

Prepaid assets	38,687

Total assets	964,188,677

LIABILITIES

Payable for investments purchased	617,414

Payable for purchases of delayed delivery securities (Note 1)	238,847,618

Payable for shares of the fund repurchased	652,182

Payable for compensation of Manager (Note 2)	168,127

Payable for custodian fees (Note 2)	28,892

Payable for investor servicing fees (Note 2)	133,997

Payable for Trustee compensation and expenses (Note 2)	251,464

Payable for administrative services (Note 2)	1,727

Payable for distribution fees (Note 2)	305,804

Payable for variation margin (Note 1)	339,935

Unrealized depreciation on OTC swap contracts (Note 1)	619,802

Unrealized depreciation on forward premium swap option contracts (Note 1)	707,108

Written options outstanding, at value (premiums $9,304,531) (Notes 1 and 3)	8,239,953

TBA sale commitments, at value (proceeds receivable $193,354,375) (Note 1)	193,765,465

Other accrued expenses	191,868

Total liabilities	444,871,356

Net assets	$519,317,321

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$556,914,980

Undistributed net investment income (Note 1)	4,581,438

Accumulated net realized loss on investments (Note 1)	(45,596,580)

Net unrealized appreciation of investments	3,417,483

Total — Representing net assets applicable to capital shares outstanding	$519,317,321

(Continued on next page)

42	American Government Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($440,591,357 divided by 49,803,421 shares)	$8.85

Offering price per class A share (100/96.00 of $8.85)*	$9.22

Net asset value and offering price per class B share ($5,292,157 divided by 603,478 shares)**	$8.77

Net asset value and offering price per class C share ($15,412,502 divided by 1,749,380 shares)**	$8.81

Net asset value and redemption price per class M share ($1,464,523 divided by 164,137 shares)	$8.92

Offering price per class M share (100/96.75 of $8.92)†	$9.22

Net asset value, offering price and redemption price per class R share
($5,423,110 divided by 611,821 shares)	$8.86

Net asset value, offering price and redemption price per class R5 share
($678,929 divided by 76,848 shares)	$8.83

Net asset value, offering price and redemption price per class R6 share
($4,358,663 divided by 493,892 shares)	$8.83

Net asset value, offering price and redemption price per class Y share
($46,096,080 divided by 5,222,955 shares)	$8.83

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund	43

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Interest (including interest income of $72,500 from investments in affiliated issuers) (Note 5)	$13,526,895

Total investment income	13,526,895

EXPENSES

Compensation of Manager (Note 2)	2,098,180

Investor servicing fees (Note 2)	798,274

Custodian fees (Note 2)	79,161

Trustee compensation and expenses (Note 2)	19,765

Distribution fees (Note 2)	1,413,899

Administrative services (Note 2)	13,731

Other	388,055

Total expenses	4,811,065

Expense reduction (Note 2)	(1,806)

Net expenses	4,809,259

Net investment income	8,717,636

Net realized gain on investments (Notes 1 and 3)	405,881

Net realized loss on swap contracts (Note 1)	(6,650,039)

Net realized gain on futures contracts (Note 1)	2,173,218

Net realized gain on written options (Notes 1 and 3)	5,202,485

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(8,945,329)

Net loss on investments	(7,813,784)

Net increase in net assets resulting from operations	$903,852

The accompanying notes are an integral part of these financial statements.

44	American Government Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$8,717,636	$11,167,405

Net realized gain (loss) on investments	1,131,545	(3,990,547)

Net unrealized appreciation (depreciation) of investments	(8,945,329)	14,239,935

Net increase in net assets resulting from operations	903,852	21,416,793

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,748,606)	(11,628,934)

Class B	(121,382)	(119,706)

Class C	(305,576)	(228,092)

Class M	(36,076)	(29,297)

Class R	(156,201)	(148,133)

Class R5	(19,994)	(4,209)

Class R6	(141,105)	(67,900)

Class Y	(1,261,521)	(647,640)

Decrease from capital share transactions (Note 4)	(30,477,719)	(21,876,596)

Total decrease in net assets	(44,364,328)	(13,333,714)

NET ASSETS

Beginning of year	563,681,649	577,015,363

End of year (including undistributed net investment income
of $4,581,438 and $10,632,711, respectively)	$519,317,321	$563,681,649

The accompanying notes are an integral part of these financial statements.

American Government Income Fund	45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
September 30, 2015	$9.08	.15	(.13)	.02	(.25)	—	(.25)	—	—	$8.85	.18	$440,591.88		1.62	970[e]
September 30, 2014	8.95	.19	.15	.34	(.21)	—	(.21)	—	—	9.08	3.85	493,752.88		2.07	597[e]
September 30, 2013	9.23	.16	(.28)	(.12)	(.16)	—	(.16)	—	—	8.95	(1.31)	518,546.87		1.76	533[f]
September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	—	—	9.23	2.48	647,310.87		1.51	345[f]
September 30, 2011	10.28	.26	.23	.49	(.27)	(.67)	(.94)	—	—[d]	9.83	5.34	682,118.85		2.70	402[f]

Class B
September 30, 2015	$9.01	.08	(.14)	(.06)	(.18)	—	(.18)	—	—	$8.77	(.67)	$5,292	1.63	.86	970[e]
September 30, 2014	8.87	.12	.16	.28	(.14)	—	(.14)	—	—	9.01	3.22	6,698	1.63	1.33	597[e]
September 30, 2013	9.15	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	8.87	(2.06)	8,898	1.62	.98	533[f]
September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.15	1.73	14,017	1.62	.75	345[f]
September 30, 2011	10.21	.19	.22	.41	(.20)	(.67)	(.87)	—	—[d]	9.75	4.47	13,446	1.60	1.98	402[f]

Class C
September 30, 2015	$9.05	.08	(.14)	(.06)	(.18)	—	(.18)	—	—	$8.81	(.66)	$15,413	1.63	.88	970[e]
September 30, 2014	8.91	.12	.16	.28	(.14)	—	(.14)	—	—	9.05	3.19	14,298	1.63	1.33	597[e]
September 30, 2013	9.19	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	8.91	(2.07)	17,232	1.62	.97	533[f]
September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.19	1.75	31,003	1.62	.72	345[f]
September 30, 2011	10.25	.19	.22	.41	(.20)	(.67)	(.87)	—	—[d]	9.79	4.46	23,256	1.60	1.95	402[f]

Class M
September 30, 2015	$9.16	.13	(.15)	(.02)	(.22)	—	(.22)	—	—	$8.92	(.20)	$1,465	1.13	1.38	970[e]
September 30, 2014	9.02	.17	.16	.33	(.19)	—	(.19)	—	—	9.16	3.66	1,403	1.13	1.82	597[e]
September 30, 2013	9.29	.13	(.27)	(.14)	(.13)	—	(.13)	—	—	9.02	(1.47)	1,476	1.12	1.41	533[f]
September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.29	2.20	2,750	1.12	1.25	345[f]
September 30, 2011	10.34	.24	.23	.47	(.25)	(.67)	(.92)	—	—[d]	9.89	5.05	2,743	1.10	2.44	402[f]

Class R
September 30, 2015	$9.10	.12	(.14)	(.02)	(.22)	—	(.22)	—	—	$8.86	(.20)	$5,423	1.13	1.37	970[e]
September 30, 2014	8.96	.17	.16	.33	(.19)	—	(.19)	—	—	9.10	3.69	6,341	1.13	1.83	597[e]
September 30, 2013	9.24	.14	(.28)	(.14)	(.14)	—	(.14)	—	—	8.96	(1.57)	7,712	1.12	1.52	533[f]
September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.24	2.20	8,542	1.12	1.24	345[f]
September 30, 2011	10.29	.23	.24	.47	(.25)	(.67)	(.92)	—	—[d]	9.84	5.06	6,189	1.10	2.32	402[f]

Class R5
September 30, 2015	$9.07	.17	(.14)	.03	(.27)	—	(.27)	—	—	$8.83	.33	$679.60		1.91	970[e]
September 30, 2014	8.93	.18	.20	.38	(.24)	—	(.24)	—	—	9.07	4.25	599.60		1.98	597[e]
September 30, 2013	9.21	.19	(.29)	(.10)	(.18)	—	(.18)	—	—	8.93	(1.05)	10.59		2.05	533[f]
September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	—	—	9.21	.47*	10	.15*	.28*	345[f]

Class R6
September 30, 2015	$9.06	.18	(.13)	.05	(.28)	—	(.28)	—	—	$8.83	.55	$4,359.53		1.98	970[e]
September 30, 2014	8.93	.21	.17	.38	(.25)	—	(.25)	—	—	9.06	4.24	4,024.53		2.37	597[e]
September 30, 2013	9.21	.21	(.29)	(.08)	(.20)	—	(.20)	—	—	8.93	(.93)	2,452.52		2.38	533[f]
September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	—	—	9.21	.49*	10	.13*	.30*	345[f]

Class Y
September 30, 2015	$9.06	.17	(.13)	.04	(.27)	—	(.27)	—	—	$8.83	.45	$46,096.63		1.89	970[e]
September 30, 2014	8.93	.21	.16	.37	(.24)	—	(.24)	—	—	9.06	4.14	36,568.63		2.31	597[e]
September 30, 2013	9.21	.18	(.28)	(.10)	(.18)	—	(.18)	—	—	8.93	(1.05)	20,689.62		1.99	533[f]
September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	—	—	9.21	2.75	30,489.62		1.69	345[f]
September 30, 2011	10.27	.29	.22	.51	(.30)	(.67)	(.97)	—	—[d]	9.81	5.50	17,776.60		2.94	402[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	American Government Income Fund	American Government Income Fund	47

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,141%

September 30, 2012	1,152

September 30, 2011	1,067

The accompanying notes are an integral part of these financial statements.

48	American Government Income Fund

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

American Government Income Fund	49

Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

50	American Government Income Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

American Government Income Fund	51

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

52	American Government Income Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,657,196 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,651,569 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$40,661,641	$—	$40,661,641

American Government Income Fund	53

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,739,775 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts, and from interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $21,552 to increase undistributed net investment income, and $21,552 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,493,802
Unrealized depreciation	(14,033,793)

Net unrealized appreciation	4,460,009
Undistributed ordinary income	4,615,246
Capital loss carryforward	(40,661,641)
Post-October capital loss deferral	(2,739,775)
Cost for federal income tax purposes	$828,042,873

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each

54	American Government Income Fund

fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$690,737	Class R5	795

Class B	8,875	Class R6	2,253

Class C	22,570	Class Y	61,446

Class M	2,184	Total	$798,274

Class R	9,414

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,806 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $302, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,163,287	Class M	7,341

Class B	59,828	Class R	31,681

Class C	151,762	Total	$1,413,899

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,245 and $57 from the sale of class A and class M shares, respectively, and received $6,727 and $652 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

American Government Income Fund	55

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$5,142,038,598	$4,992,307,163

U.S. government securities (Long-term)	—	—

Total	$5,142,038,598	$4,992,307,163

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$488,610,700	$3,178,437	$150,000,000	$1,126,406

Options opened	5,831,334,995	36,851,393	1,238,000,000	7,220,859
Options exercised	(505,638,900)	(4,478,117)	—	—
Options expired	(1,092,461,325)	(7,253,696)	(284,000,000)	(1,361,093)
Options closed	(3,104,625,695)	(20,439,111)	(888,000,000)	(5,540,547)

Written options outstanding at
the end of the reporting period	$1,617,219,775	$7,858,906	$216,000,000	$1,445,625

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	7,257,461	$65,726,898	7,804,578	$70,750,797

Shares issued in connection with
reinvestment of distributions	1,154,454	10,422,240	1,064,941	9,635,821

	8,411,915	76,149,138	8,869,519	80,386,618

Shares repurchased	(12,970,903)	(117,600,362)	(12,475,607)	(112,862,868)

Net decrease	(4,558,988)	$(41,451,224)	(3,606,088)	$(32,476,250)

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	94,701	$849,150	77,757	$699,678

Shares issued in connection with
reinvestment of distributions	11,931	106,836	11,251	100,965

	106,632	955,986	89,008	800,643

Shares repurchased	(246,812)	(2,214,727)	(348,344)	(3,122,563)

Net decrease	(140,180)	$(1,258,741)	(259,336)	$(2,321,920)

56	American Government Income Fund

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	670,568	$6,027,553	390,220	$3,525,683

Shares issued in connection with
reinvestment of distributions	29,902	268,864	21,690	195,547

	700,470	6,296,417	411,910	3,721,230

Shares repurchased	(531,299)	(4,770,149)	(765,557)	(6,880,712)

Net increase (decrease)	169,171	$1,526,268	(353,647)	$(3,159,482)

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	22,773	$208,169	12,637	$115,190

Shares issued in connection with
reinvestment of distributions	3,231	29,405	2,555	23,306

	26,004	237,574	15,192	138,496

Shares repurchased	(15,054)	(137,168)	(25,700)	(234,155)

Net increase (decrease)	10,950	$100,406	(10,508)	$(95,659)

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	155,738	$1,411,926	185,003	$1,677,791

Shares issued in connection with
reinvestment of distributions	17,271	156,190	16,336	148,093

	173,009	1,568,116	201,339	1,825,884

Shares repurchased	(258,117)	(2,325,243)	(365,248)	(3,307,899)

Net decrease	(85,108)	$(757,127)	(163,909)	$(1,482,015)

	Year ended 9/30/15		Year ended 9/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	16,018	$145,174	64,440	$587,679

Shares issued in connection with
reinvestment of distributions	2,219	19,994	464	4,209

	18,237	165,168	64,904	591,888

Shares repurchased	(7,388)	(66,763)	(18)	(158)

Net increase	10,849	$98,405	64,886	$591,730

	Year ended 9/30/15		Year ended 9/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	156,289	$1,418,288	217,074	$1,973,049

Shares issued in connection with
reinvestment of distributions	15,677	141,105	7,518	67,900

	171,966	1,559,393	224,592	2,040,949

Shares repurchased	(122,100)	(1,098,143)	(55,275)	(496,446)

Net increase	49,866	$461,250	169,317	$1,544,503

American Government Income Fund	57

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,103,706	$46,003,346	3,649,478	$32,992,293

Shares issued in connection with
reinvestment of distributions	115,049	1,034,987	63,603	574,488

	5,218,755	47,038,333	3,713,081	33,566,781

Shares repurchased	(4,031,422)	(36,235,289)	(1,995,034)	(18,044,284)

Net increase	1,187,333	$10,803,044	1,718,047	$15,522,497

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,178	1.5%	10,402

Class R6	1,182	0.2	10,437

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$102,642,994	$201,805,620	$261,395,652	$72,500	$43,052,962

Totals	$102,642,994	$201,805,620	$261,395,652	$72,500	$43,052,962

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$98,500,000

Purchased swap option contracts (contract amount)	$1,166,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$187,200,000

Written swap option contracts (contract amount) (Note 3)	$1,098,400,000

Futures contracts (number of contracts)	1,000

Centrally cleared interest rate swap contracts (notional)	$1,132,200,000

OTC total return swap contracts (notional)	$217,300,000

58	American Government Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$10,727,851*	depreciation	$17,210,058*

Total		$10,727,851		$17,210,058

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(1,675,021)	$2,173,218	$(6,650,039)	$(6,151,842)

Total	$(1,675,021)	$2,173,218	$(6,650,039)	$(6,151,842)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(215,142)	$272,040	$(3,472,219)	$(3,415,321)

Total	$(215,142)	$272,040	$(3,472,219)	$(3,415,321)

American Government Income Fund	59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$441,789	$—	$—	$—	$—	$—	$441,789

OTC Total return swap contracts*#	—	133,655	—	2,337	24,868	41,482	32,631	—	234,973

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	—	—	—	—	—	—	403,343	—	403,343

Purchased swap options**#	7,013	322,609	—	489,690	1,409,282	3,226,973	1,060,342	—	6,515,909

Purchased options**#	—	—	—	—	—	—	755,442	—	755,442

Total Assets	$7,013	$456,264	$441,789	$492,027	$1,434,150	$3,268,455	$2,251,758	$—	$8,351,456

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	191,680	—	—		—	—	191,680

OTC Total return swap contracts*#	—	171,003	—	—	61,445	361,166	26,188	—	619,802

Futures contracts§	—	—	—	—	—	—	—	148,255	148,255

Forward premium swap option contracts#	—	—	—	—	—	—	707,108	—	707,108

Written swap options#	10,958	377,166	—	506,744	1,522,945	3,256,376	2,042,270	—	7,716,459

Written options#	—	—	—	—	—	—	523,494	—	523,494

Total Liabilities	$10,958	$548,169	$191,680	$506,744	$1,584,390	$3,617,542	$3,299,060	$148,255	$9,906,798

Total Financial and Derivative Net Assets	$(3,945)	$(91,905)	$250,109	$(14,717)	$(150,240)	$(349,087)	$(1,047,302)	$(148,255)	$(1,555,342)

Total collateral received (pledged)†##	$—	$(91,905)	$—	$—	$(122,093)	$(345,262)	$(1,047,302)	$—

Net amount	$(3,945)	$—	$250,109	$(14,717)	$(28,147)	$(3,825)	$—	$(148,255)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.\

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	American Government Income Fund	American Government Income Fund	61

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,074,678 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

62	American Government Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

American Government Income Fund	63

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64	American Government Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

American Government Income Fund	65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

66	American Government Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

American Government Income Fund	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68	American Government Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN027
296867 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$124,321	$ —	$9,479	$ —
September 30, 2014	$121,404	$ —	$9,031	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $689,155 and $585,205 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015